TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement dated March 21, 2016

to the Prospectus dated May 1, 2015

Transamerica Variable Annuity Series	Members® Variable Annuity Series
Partners Variable Annuity Series	Transamerica Advisor EliteSM II
Transamerica AxiomSM II	Transamerica Income EliteSM II
Transamerica PrincipiumSM III	Transamerica Advisor EliteSM Variable Annuity
Transamerica LandmarkSM Variable Annuity	Members® LandmarkSM Variable Annuity
Members® FreedomSM Variable Annuity	Income EliteSM Variable Annuity
Transamerica ExtraSM Variable Annuity	Members® ExtraSM Variable Annuity
Transamerica LibertySM Variable Annuity	Members® LibertySM Variable Annuity
Transamerica AxiomSM Variable Annuity	Transamerica PrincipiumSM II Variable Annuity
Transamerica Variable Annuity O-Share	Transamerica Retirement Income Plus®
Transamerica FreedomSM Variable Annuity

Effective on or about March 21, 2016, the following investment options are generally available to policies:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
TA BlackRock Equity Smart Beta 100 – Service Class	Transamerica BlackRock Equity Smart Beta 100 VP – Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation.
TA BlackRock Smart Beta 50 – Service Class	Transamerica BlackRock Smart Beta 50 VP – Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation and capital preservation.
TA BlackRock Smart Beta 75 – Service Class	Transamerica BlackRock Smart Beta 75 VP – Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation with capital preservation as a secondary objective.

Please note:

●	These investment options may vary for certain policies and may not be available for all policies.